Regulatory Capital (Tables)	12 Months Ended
Oct. 31, 2021
Regulatory Capital
Summary of Regulatory Capital Position
The following table summarizes the Bank’s regulatory capital position as at October 31, 2021 and October 31, 2020.

Regulatory Capital Position 1
(millions of Canadian dollars, except as noted)	As at
	October 31 2021	October 31 2020
Capital
Common Equity Tier 1 Capital	$69,937	$62,616
Tier 1 Capital	75,716	69,091
Total Capital	87,987	80,021
Risk-weighted assets used in the calculation of capital ratios	460,270	478,909
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	15.2%	13.1%
Tier 1 Capital ratio	16.5	14.4
Total Capital ratio	19.1	16.7

Leverage ratio	4.8	4.5

1	Includes capital adjustments provided by OSFI in response to the COVID-19 pandemic. Refer to “Capital Position” section of the MD&A for additional detail.